SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                DECEMBER 12, 1996




                     UNITED COMPANIES FINANCIAL CORPORATION
               (Exact name of Registrant as Specified in Charter)


      LOUISIANA                          1-7067                  71-0430414
    (State or Other                    (Commission              (IRS Employer
    Jurisdiction of                    File Number)          Identification No.)
    Incorporation)


           4041 ESSEN LANE, BATON ROUGE, LOUISIANA                70809
           (Address of Principal Executive Offices)            (Zip Code)


        Registrant's telephone number, including area code (504) 924-6007


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)




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 Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)          Not applicable.

(b)          Not applicable.

(c)          Exhibits:

1.3 Terms Agreement dated December 12, 1996 for 7.70% Senior Notes due January 15, 2004.

4.13 Third Supplemental Indenture dated as of December 17, 1996 for 7.70% Senior Notes due January 15, 2004.

4.14         7.70% Senior Note due January 15, 2004.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            UNITED COMPANIES FINANCIAL CORPORATION
                                        (Registrant)


Date:  December 19, 1996       By: /S/ DALE E. REDMAN
                               Name:  Dale E. Redman
                                      Title: Executive Vice President &
                                             Chief Executive Officer

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                                  EXHIBIT INDEX






                                                                  Sequentially
    EXHIBIT NUMBER                              DESCRIPTION       NUMBERED PAGE


 1.3     Terms Agreement dated December 12, 1996 for 7.70%
         Senior Notes due January 15, 2004.

4.13 Third Supplemental Indenture dated as of December 17, 1996 for 7.70% Senior Notes due January 15, 2004.

4.14     7.70% Senior Note due January 15, 2004.